Exhibit 99.1

Sabre Announces Leadership Changes to Accelerate Execution of its Strategy

Company appoints travel industry veteran Kurt Ekert President of Sabre, separating the roles of President and Chief Executive Officer

Sean Menke to continue as CEO with keen focus on executing Company’s strategic plans to achieve its vision and unlock stakeholder value

SOUTHLAKE, Texas – Dec. 15, 2021 – Sabre Corporation (NASDAQ: SABR), the leading software and technology company that powers the global travel industry, announced today that it has appointed industry veteran Kurt Ekert President of Sabre, separating the roles of president and chief executive officer as part of the company’s ongoing efforts to build a leadership team for the future of Sabre. The appointment will take effect January 3, 2022. Ekert will oversee all aspects of the company’s business and technology operations, including the company’s technology transformation. He will report to Sean Menke, who will continue to serve as CEO with a focus on accelerating the execution of the company’s strategic plans to focus and strengthen its business, achieve its vision and deliver long-term value to its stakeholders.

Sean Menke, Sabre’s chief executive officer stated, “We are thrilled to have Kurt join Sabre as President during this pivotal phase in our transformation journey. He brings extensive global operating leadership and a deep understanding of the travel technology ecosystem. Kurt’s disciplined and accountable approach coupled with his understanding of what our customers need in an evolving marketplace make him an ideal individual to step into this leadership role.

Menke continued, “We firmly believe in a broad, global recovery, across both corporate and leisure travel. We are focusing our strategic efforts to capitalize on post-pandemic opportunities and unlock shareholder value – all with an eye toward achieving our bold vision to create a new marketplace for personalized travel. The appointment of Kurt as President – with his extensive industry experience, especially in corporate travel management and global distribution – is a critical step toward achieving that goal.”

About Kurt Ekert

Ekert has recently served five years as president and CEO of Carlson Worldwide Travel (CWT). There, he engineered a digital transformation and delivered material growth, highlighted by $7 billion in new business wins. Ekert brings a deep background in distribution, including as Executive Vice President and Chief Commercial Officer at Travelport Worldwide, Ltd, where he led the operational turnaround that enabled a successful IPO in 2014. He also previously held executive roles at Gulliver’s Travel Associates (GTA), Orbitz Worldwide, Cendant and Continental Airlines, and multiple board roles including at eNett and Carlson Travel Inc.

Commenting on his appointment, Ekert stated, “Sabre’s people and its compelling product offerings and customer relationships position the business well for the dynamic changes ahead in the travel sector. I am excited to partner with Sean and the global team to drive world-class innovation and performance.”

At Sabre, Ekert will have direct responsibility for the company’s travel solutions and hospitality solutions businesses, technology engineering and operations and Sabre Labs. Along with Ekert, the company’s finance, legal, human resources and communications functions will report to Menke.

Dave Shirk Moving into Senior Advisory Role

The company also announced that effective January 1, 2022, Dave Shirk has elected to step down as President of Travel Solutions. Shirk will serve as a senior advisor to Menke and Ekert through 2022.

Menke continued, “The travel ecosystem looks very different than it did 20 months ago, and while it presented challenges for many, including Sabre, we believe the time has also proven valuable in other ways – giving us the opportunity to accelerate our technology transformation and deliver industry-first capabilities that our customers truly value. We appreciate Dave’s contributions to our achievements and his leadership over the years. We head into 2022 emboldened in our belief that Sabre will continue to be a driving force for change in travel and we remain steadfast in our commitment to helping our customers operate more efficiently, drive revenue and deliver travel experiences that benefit travelers, travel suppliers, and agencies.”

###

About Sabre Corporation

Sabre Corporation is a leading software and technology company that powers the global travel industry, serving a wide range of travel companies including airlines, hoteliers, travel agencies and other suppliers. The company provides retailing, distribution and fulfilment solutions that help its customers operate more efficiently, drive revenue and offer personalized traveler experiences. Through its leading travel marketplace, Sabre connects travel suppliers with buyers from around the globe. Sabre’s technology platform manages more than $260B worth of global travel spend annually. Headquartered in Southlake, Texas, USA, Sabre serves customers in more than 160 countries around the world. For more information visit www.sabre.com.

SABR-F

Contacts:

Media

Kristin Hays

kristin.hays@sabre.com

Heidi Castle

heidi.castle@sabre.com

sabrenews@sabre.com

Investors

Kevin Crissey

kevin.crissey@sabre.com

sabre.investorrelations@sabre.com

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “accelerate,” “expect,” “future,” “believe,” “plan,” “guidance,” “outlook,” “anticipate,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” “potential” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, the severity, extent and duration of the global COVID-19 pandemic, including any variants, and its impact on our business and results of operations, financial condition and credit ratings, as well as on the travel industry and consumer spending more broadly, the actions taken to contain the disease or treat its impact, including travel restrictions, the effectiveness and rate of vaccinations, the effect of remote working arrangements on our operations and the speed and extent of the recovery across the broader travel ecosystem, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, including the impact of changes in these transaction volumes from airlines’ insolvency, suspension of service or aircraft groundings, the effect of cost savings initiatives, the timing, implementation and effects of the technology investment and other strategic initiatives, the execution and effects of our strategic plans and vision, the completion and effects of travel platforms, travel suppliers’ usage of alternative distribution models, exposure to pricing pressure in the Travel Solutions business, changes affecting travel supplier customers, maintenance of the integrity of our systems and infrastructure and the effect of any security breaches, failure to adapt to technological advancements, competition in the travel distribution market and solutions markets, implementation of software solutions, reliance on third parties to provide information technology services and the effects of these services, the execution, implementation and effects of new, amended or renewed agreements and strategic partnerships, including anticipated savings, dependence on establishing, maintaining and renewing contracts with customers and other counterparties and collecting amounts due to us under these agreements, dependence on relationships with travel buyers, our collection, processing, storage, use and transmission of personal data and risks associated with PCI compliance, our ability to recruit, train and retain employees, including our key executive officers and technical employees, anticipated effects of changes in executive officer roles, the financial and business results and effects of acquisitions and divestitures, the effects of any litigation and regulatory reviews and investigations, adverse global and regional economic and political conditions, including, but not limited to, economic conditions in countries or regions with traditionally high levels of exports to China or that have commodities-based economies and the effect of “Brexit”, risks arising from global operations, reliance on the value of our brands, failure to comply with regulations, use of third-party distributor partners, the effects of the implementation of new accounting standards, and tax-related matters. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q filed with the SEC on November 2, 2021, in our Annual Report on Form 10-K filed with the SEC on February 25, 2021 and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.